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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                OCTOBER 27, 2004
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                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-27038              94-3156479
            --------                     ---------              ----------
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 977-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2004, the Compensation Committee of the Board of Directors of ScanSoft, Inc. (the "Company") approved a $100,000 increase in Steve Chambers', President of the Company's SpeechWorks Solutions Division, target bonus (from $50,000 to $150,000). The amount of target bonus actually paid to Mr. Chambers will be based on the achievement of certain Company and individual objectives. The Compensation Committee also approved the grant of (i) a stock option, with one-year cliff vesting, to Mr. Chambers under the Company's 2000 Stock Plan to purchase 50,000 shares of the Company's Common Stock at an exercise price equal to the closing price of a share of the Company's Common Stock on November 1, 2004, and (ii) a restricted stock unit award for 12,500 shares of the Company's Common Stock to Mr. Chambers, valued at $50,000, which will vest in full on December 31, 2004.

The form of Restricted Stock Purchase Agreement and the form of Stock Option Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

10.1  Form of Restricted Stock Purchase Agreement.

10.2  Form of Stock Option Agreement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SCANSOFT, INC.

                              By: /s/ James R. Arnold, Jr.
                                  ------------------------------------
                                  James R. Arnold, Jr.
                                  Chief Financial Officer

Date: November 2, 2004

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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

10.1          Form of Restricted Stock Purchase Agreement.
10.2          Form of Stock Option Agreement.